Exhibit 99.1

EXECUTION VERSION

OMNIBUS AMENDMENT TO

SPECIFIED SALE AND SERVICING AGREEMENTS

THIS OMNIBUS AMENDMENT TO SPECIFIED SALE AND SERVICING AGREEMENTS (this “Amendment”) is made as of November 15, 2021, among the trusts listed on the signature pages hereto, each a Delaware statutory trust (the “Trusts”), CARMAX AUTO FUNDING LLC, a Delaware limited liability company (the “Depositor”), and CARMAX BUSINESS SERVICES, LLC, a Delaware limited liability company (“CarMax”), as servicer (in such capacity, the “Servicer”).

WHEREAS the Trusts, the Depositor and CarMax are parties to the Sale and Servicing Agreements listed on Schedule A attached hereto (each as amended, supplemented and otherwise modified from time to time, each, a “Sale and Servicing Agreement” and together “Sale and Servicing Agreements”). Capitalized terms used herein but not otherwise defined have the meanings set forth in Schedule A to related Sale and Servicing Agreement;

WHEREAS the parties desire to amend the Sale and Servicing Agreements pursuant to Section 10.1(a) thereof;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Amendment to Sale and Servicing Agreements. Each Sale and Servicing Agreement is hereby amended as follows:

(A)	The definition of “Delinquent Receivable” in Appendix A of each Sale and Servicing Agreement is hereby amended in its entirety to read as follows:

“Delinquent Receivable” shall mean, as of any date of determination, a Receivable that is past due as of such date (or, if such date is not the last day of a Collection Period, as of the last day of the Collection Period immediately preceding such date), as determined in accordance with the Servicer’s customary practices. A Receivable that has been repurchased by the Seller or charged off by the Servicer is not considered a Delinquent Receivable.

2. Effectiveness. This Amendment shall become effective in connection with the November 2021 Payment Date upon delivery of executed signature pages by each of the parties hereto.

3. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association and U.S. Bank National Association, not individually or personally but solely as Owner Trustee of the applicable Trusts, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trusts is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Trusts, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein of the Trusts, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has not verified and made no investigation as to the accuracy or completeness of any representations and warranties made by the Trusts in this Agreement and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Trusts or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trusts under this Agreement or any other related documents.

4. Officer’s Certificates of Servicer and Depositor. The Servicer hereby certifies that the execution of this Amendment is authorized or permitted under Section 10.1(a) of each Sale and Servicing Agreement and that all conditions precedent provided for in each Sale and Servicing Agreement to the execution of this Amendment have been complied with. The Depositor hereby certifies that the execution of this Amendment is authorized or permitted under the Trust Agreement (as defined in each respective Sale and Servicing Agreement) and that all conditions precedent provided for in the Trust Agreement to the execution and delivery of this Amendment have been satisfied.

5. Instruction to Owner Trustee. The Depositor, as the sole Certificateholder, directs the Owner Trustee, on behalf of the Trusts, to execute this Amendment.

6. Miscellaneous. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Sale and Servicing Agreement and shall not constitute a novation of the Sale and Servicing Agreement; and the Sale and Servicing Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to Specified Sale and Servicing Agreement to be duly executed by their respective officers as of the date first written above.

CARMAX AUTO OWNER TRUST 2017-4

By: WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Julia Linian

Name:	Julia Linian
Title:	Vice President

CARMAX AUTO OWNER TRUST 2018-1

By: WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Julia Linian

Name:	Julia Linian
Title:	Vice President

CARMAX AUTO OWNER TRUST 2018-2

By: U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Edwin J. Janis

Name:	Edwin J. Janis
Title:	Vice President

Signature Page to Omnibus Amendment to Sale and Servicing Agreements (CAOT 2017-4 – CAOT 2020-3)

CARMAX AUTO OWNER TRUST 2018-3

By: U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Edwin J. Janis

Name:	Edwin J. Janis
Title:	Vice President

CARMAX AUTO OWNER TRUST 2018-4

By: U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Edwin J. Janis

Name:	Edwin J. Janis
Title:	Vice President

CARMAX AUTO OWNER TRUST 2019-1

By: WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Julia Linian

Name:	Julia Linian
Title:	Vice President

Signature Page to Omnibus Amendment to Sale and Servicing Agreements (CAOT 2017-4 – CAOT 2020-3)

CARMAX AUTO OWNER TRUST 2019-2

By: WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Julia Linian

Name:	Julia Linian
Title:	Vice President

CARMAX AUTO OWNER TRUST 2019-3

By: WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Julia Linian

Name:	Julia Linian
Title:	Vice President

CARMAX AUTO OWNER TRUST 2019-4

By: WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Julia Linian

Name:	Julia Linian
Title:	Vice President

Signature Page to Omnibus Amendment to Sale and Servicing Agreements (CAOT 2017-4 – CAOT 2020-3)

CARMAX AUTO OWNER TRUST 2020-1

By: U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Edwin J. Janis

Name:	Edwin J. Janis
Title:	Vice President

CARMAX AUTO OWNER TRUST 2020-2

By: U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Edwin J. Janis

Name:	Edwin J. Janis
Title:	Vice President

CARMAX AUTO OWNER TRUST 2020-3

By: U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Edwin J. Janis

Name:	Edwin J. Janis
Title:	Vice President

Signature Page to Omnibus Amendment to Sale and Servicing Agreements (CAOT 2017-4 – CAOT 2020-3)

CARMAX AUTO FUNDING LLC, as Depositor and as holder of 100% of the outstanding Certificates

By:	/s/ Andrew J. McMonigle

Name:	Andrew J. McMonigle
Title:	Vice President and Treasurer

CARMAX BUSINESS SERVICES, LLC, as Servicer

By:	/s/ Enrique Mayor-Mora

Name:	Enrique Mayor-Mora
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Omnibus Amendment to Sale and Servicing Agreements (CAOT 2017-4 – CAOT 2020-3)

Schedule A

Specified Sale and Servicing Agreements

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2017-4, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of October 1, 2017.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2018-1, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of January 1, 2018.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2018-2, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of April 1, 2018.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2018-3, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of July 1, 2018.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2018-4, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of October 1, 2018.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2019-1, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of January 1, 2019.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2019-2, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of April 1, 2019.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2019-3, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of July 1, 2019.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2019-4, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of October 1, 2019.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2020-1, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of January 1, 2020.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2020-2, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of April 1, 2020.

The Sale and Servicing Agreement between CarMax Auto Owner Trust 2020-3, CarMax Auto Funding LLC and CarMax Business Services, LLC, dated as of July 1, 2020.

Signature Page to Omnibus Amendment to Sale and Servicing Agreements (CAOT 2017-4 – CAOT 2020-3)